                                                                    EXHIBIT 10.7

                              DRUGSTORE.COM, INC.

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT
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     This Series A Preferred Stock Purchase Agreement (the "Agreement") is made
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as of June 22, 1998 by and between DrugStore.com, a Delaware corporation (the "Company"), and the investors listed on Exhibit A attached hereto (each a
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"Purchaser" and together the "Purchasers").
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     The parties hereby agree as follows:

     1.   PURCHASE AND SALE OF PREFERRED STOCK.
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          1.1  SALE AND ISSUANCE OF SERIES A PREFERRED STOCK.
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               (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit
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B (the "Restated Certificate").
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               (b) Subject to the terms and conditions of this Agreement, each Purchaser severally agrees to purchase and the Company agrees to sell and issue to each Purchaser that number of shares of Series A Preferred Stock listed opposite such Purchaser's name on Exhibit A attached hereto at a purchase price
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of $0.80 per share. The shares of Series A Preferred Stock issued to each Purchaser pursuant to this Agreement are hereinafter referred to as the "Stock."
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The Stock and the Common Stock issuable upon conversion of the Stock are hereinafter referred to as the "Securities." The Securities shall have the
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rights, privileges, preferences and restrictions as set forth in the Restated Certificate.

          1.2  CLOSING; DELIVERY.
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               (a) The purchase and sale of 4,937,500 shares of the Stock shall take place at the offices of Venture Law Group, 2775 Sand Hill Road, Menlo Park, California, at 10:00 a.m., on June 22, 1998 or at such other time and place as the Company and the Purchasers purchasing a majority of such Stock mutually agree upon, orally or in writing (which time and place are designated as the "Closing").
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               (b) At the Closing, the Company shall deliver to each Purchaser a certificate representing the Stock being purchased hereby against payment of the purchase price therefor by check payable to the Company, wire transfer to the Company's bank account or cancellation of indebtedness (including without limitation conversion of the outstanding principal amount of that certain Convertible Promissory Note dated April 8, 1998 issued by the Company to Kleiner Perkins Caufield & Byers VIII) (or any combination of the foregoing).

               (c) At any time within sixty (60) days of the Closing, the Company shall have the right to sell up to an additional 5,187,500 shares of Series A Preferred Stock to one or more additional investors approved by the Company's board of directors, at the price and on the terms set forth herein. The purchase of any such additional Stock shall be effected by the execution and delivery of additional signature pages to this Agreement, the Investors' Rights Agreement (as defined in Section 2.4 below), and the Voting Agreement (as defined in Section 2.4 below) and payment of the purchase price for such additional shares of Series A Preferred Stock by check payable to the Company, wire transfer to the Company's bank account or cancellation of indebtedness (or any combination of the foregoing), or as consideration for a transfer of technology by such purchaser and/or other obligations of such purchaser. Such shares of Series A Preferred Stock shall be considered "Stock" or "Series A Preferred Stock" for purposes of this Agreement and the Investors' Rights Agreement, and the purchaser of such shares shall be considered a "Purchaser" under this Agreement and an "Investor" under the Investors' Rights Agreement and the Voting Agreement.

     2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby
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represents and warrants to each Purchaser that, except as set forth on the Schedule of Exceptions attached hereto as Exhibit C, which exceptions shall be
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deemed to be representations and warranties as if made hereunder:

          2.1  ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a
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corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is not required to qualify to transact business in any other jurisdiction, except where the failure so to qualify would not have a material adverse effect on its business or properties.

          2.2  CAPITALIZATION. Upon the filing of the Restated Certificate, the
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authorized capital of the Company consists, or will consist, immediately prior to the Closing, of:

               (a) 10,125,000 shares of Preferred Stock, all of which shares have been designated Series A Preferred Stock, none of which are issued and outstanding immediately prior to the Closing.

               (b) 15,000,000 shares of Common Stock, 975,000 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

               (c) Except for the conversion privileges of the Preferred Stock, and except as set forth in the Investors' Rights Agreement (as defined below), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

          2.3  SUBSIDIARIES. The Company does not currently own or control,
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directly or indirectly, any interest in any other corporation, association, or other business entity.

          2.4  AUTHORIZATION. All corporate action on the part of the Company,
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its officers, directors and stockholders necessary for the authorization, execution and delivery of this

Agreement, the Investors' Rights Agreement in the form attached hereto as Exhibit D (the "Investors' Rights Agreement"), and the Voting Agreement in the
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form attached hereto as Exhibit E (the "Voting Agreement" and collectively with
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this Agreement and the Investors' Rights Agreement, the "Agreements"), the
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performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Securities has been taken or will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.5  VALID ISSUANCE OF SECURITIES. The Stock that is being issued to
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the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

          2.6  GOVERNMENTAL CONSENTS. No consent, approval, order or
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authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws, and the Securities Act of 1933, as amended (the "Securities Act") and the rules thereunder.
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          2.7  LITIGATION. There is no action, suit, proceeding or investigation
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pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

          2.8  INTELLECTUAL PROPERTY. To its knowledge, the Company owns or
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possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights necessary for its business as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business as now conducted by the employees of the Company, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

          2.9  COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in
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violation or default of any provisions of its Restated Certificate or Bylaws or in violation or default of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company, the effect of which would have a material adverse effect on the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

          2.10 AGREEMENTS; ACTION.
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               (a) Except for agreements explicitly contemplated by the Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of, $25,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than standard "off the shelf" product licenses), or (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

               (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock,

(ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for business expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

          2.11 NO CONFLICT OF INTEREST. The Company is not indebted, directly or
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indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or, to the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. To the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          2.12 RIGHTS OF REGISTRATION AND VOTING RIGHTS. Except as contemplated
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in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the Company's knowledge, except as provided in the Voting Agreement, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

          2.13 TITLE TO PROPERTY AND ASSETS. The Company owns its property and
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assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          2.14 CHANGES.  Since the Company's inception, there has not been:
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               (a) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company;

               (b) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

               (c) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company;

               (d) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

               (e) any sale or assignment of any patents, trademarks, copyrights, trade secrets or other intangible assets;

               (f) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

               (g) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

               (h) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

               (i) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company; or

               (j) any arrangement or commitment by the Company to do any of the things described in this Section 2.14.

          2.15 TAX RETURNS AND PAYMENTS. The Company has filed all tax returns
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and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

          2.16 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or
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subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

          2.17 CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENTS.
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Each employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information. The Company is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.18 PERMITS. The Company has all franchises, permits, licenses and
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any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          2.19 CORPORATE DOCUMENTS. The Restated Certificate and Bylaws of the
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Company are in the form made available to counsel for the Purchasers. The copy of the minute books of the Company made available to the Purchasers contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

     3.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser
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hereby represents and warrants to the Company that:

          3.1  AUTHORIZATION. Such Purchaser has full power and authority to
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enter into this Agreement. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or
(b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with
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the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

          3.3  DISCLOSURE OF INFORMATION. The Purchaser has had an opportunity
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to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as any written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business that it believes to be material.

          3.4  RESTRICTED SECURITIES. The Purchaser understands that the
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Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Investors' Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company that are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          3.5  NO PUBLIC MARKET. The Purchaser understands that no public market
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now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

          3.6  LEGENDS. The Purchaser understands that the Securities, and any
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securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

               (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (b)  Any legend set forth in the other Agreements.

               (c) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.7  ACCREDITED INVESTOR. The Purchaser is an accredited investor as
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defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

     4.   CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligations
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of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1  REPRESENTATIONS AND WARRANTIES. The representations and
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warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2  PERFORMANCE. The Company shall have performed and complied with
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all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  COMPLIANCE CERTIFICATE. The President of the Company shall
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deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4  QUALIFICATIONS. All authorizations, approvals or permits, if any,
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of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

          4.5  OPINION OF COMPANY COUNSEL. The Purchasers at the Closing shall
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have received from Venture Law Group, counsel for the Company, an opinion dated as of the Closing in substantially the form of Exhibit F.
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          4.6  BOARD OF DIRECTORS. As of the Closing, the Board shall have five
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(5) authorized directors and shall be comprised of Jed Smith, John Doerr and Brook Byers, with two vacancies to be filled pursuant to the provisions of the Voting Agreement.

          4.7  INVESTORS' RIGHTS AGREEMENT. The Company and each Purchaser shall
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have executed and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit D.
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          4.8  VOTING AGREEMENT. The Company, Jed Smith and each Purchaser at
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the Closing shall have executed and delivered the Voting Agreement in substantially the form attached as Exhibit E.
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          4.9  RESTATED CERTIFICATE. The Company shall have filed the Restated
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Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

     5.   CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of
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the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          5.1  REPRESENTATIONS AND WARRANTIES. The representations and
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warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  PERFORMANCE. All covenants, agreements and conditions contained
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in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3  QUALIFICATIONS. All authorizations, approvals or permits, if any,
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of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

          5.4  INVESTORS' RIGHTS AGREEMENT. The Company and each Purchaser shall
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have executed and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit D.
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          5.5  VOTING AGREEMENT. The Company, Jed Smith and each Purchaser at
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the Closing shall have executed and delivered the Voting Agreement in substantially the form attached as Exhibit E.
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          5.6  RESTATED CERTIFICATE. The Company shall have filed the Restated
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Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

     6.   MISCELLANEOUS.
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          6.1  SURVIVAL OF WARRANTIES. Unless otherwise set forth in this
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Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing.

          6.2  TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of
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this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3  GOVERNING LAW. This Agreement and all acts and transactions
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pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          6.4  COUNTERPARTS. This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          6.5  TITLES AND SUBTITLES. The titles and subtitles used in this
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Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.6  NOTICES. Any notice required or permitted by this Agreement shall
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be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or as
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subsequently modified by written notice, and if to the Company, with a copy to Venture Law Group, 2800 Sand Hill Road, Menlo Park, CA 94025 attn: Mark Silverman.

          6.7  FINDER'S FEE. Each party represents that it neither is nor will
               ------------
be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.8  FEES AND EXPENSES. If the Closing is consummated, the Company
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shall pay the reasonable fees and expenses of special counsel for the Purchasers, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, provided such fees and expenses do not exceed $10,000.

          6.9  ATTORNEY'S FEES. If any action at law or in equity (including
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arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.10 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended
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or waived only with the written consent of the Company and the holders of at least a majority of the Stock purchased hereunder. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon the Purchasers and each transferee of the Securities, each future holder of all such Securities, and the Company.

          6.11 SEVERABILITY. If one or more provisions of this Agreement are
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held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          6.12 DELAYS OR OMISSIONS. No delay or omission to exercise any right,
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power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          6.13 ENTIRE AGREEMENT. This Agreement, and the documents referred to
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herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

          6.14 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

          6.15 CONFIDENTIALITY. Each party hereto agrees that, except with the
               ---------------
prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 6.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

          6.16 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it
               ----------------------------
is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

          6.17 WAIVER OF CONFLICTS. Each party to this Agreement acknowledges
               -------------------
that Venture Law Group, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Venture Law Group's representation of certain of the Purchasers in such unrelated matters and to Venture Law Group's representation of the Company in connection with this Agreement and the transactions contemplated hereby.


                           [Signature Pages Follow]

         The parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

                                   COMPANY:

                                   DRUGSTORE.COM, INC.

                                   By:  /s/ Jed A. Smith
                                        --------------------------
                                   Name:  Jed Smith
                                   Title:  President and CEO



                                   PURCHASERS:

                                   KLEINER PERKINS CAUFIELD & BYERS VIII, L.P.

                                   By:  KPCB VIII Associates, L.P., its
                                   General Partner

                                   By:  /s/ Brook H. Byers
                                        --------------------------
                                             a General Partner

                                   Address:     2750 Sand Hill Road
                                                Menlo Park, CA 94025


                                   KPCB VIII FOUNDERS FUND, L.P.

                                   By:  KPCB VIII Associates, L.P., its
                                   General Partner

                                   By:  /s/ Brook H. Byers
                                        --------------------------
                                             a General Partner


                                   Address:     2750 Sand Hill Road
                                                Menlo Park, CA 94025


                               SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                   KPCB LIFE SCIENCES ZAIBATSU FUND II, L.P.

                                   By:  KPCB VII Associates, L.P., its
                                   General Partner

                                   By:  /s/ Brook H. Byers
                                        --------------------------
                                             a General Partner

                                   Address:     2750 Sand Hill Road
                                                Menlo Park, CA 94025

                                   DAVID WHORTON


                                   _______________________________
                                   (Signature)

                                   Address: ______________________
                                            ______________________


                                   _______________________________
                                   (Print name of Purchaser)

                                   By:____________________________
                                              (Signature)

                                   Name: _________________________
                                                 (print)

                                   Title:_________________________

                                   Address:_______________________
                                           _______________________

                               SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                   KPCB LIFE SCIENCES ZAIBATSU FUND II, L.P.

                                   By:  KPCB VII Associates, L.P., its
                                   General Partner

                                   By:____________________________
                                           a General Partner

                                   Address:     2750 Sand Hill Road
                                                Menlo Park, CA 94025

                                   DAVID WHORTON


                                   /s/ David Whorton
                                   -------------------------------
                                   (Signature)

                                   Address:    2750 Sand Hill Road
                                            -----------------------
                                               Menlo Park, CA 94025
                                            -----------------------


                                   DAVID WHORTON
                                   -------------------------------
                                   (Print name of Purchaser)

                                   By:____________________________
                                              (Signature)

                                   Name:__________________________
                                                 (print)

                                   Title:_________________________

                                   Address: ______________________
                                            ______________________


                               SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                   KPCB LIFE SCIENCES ZAIBATSU FUND II, L.P.

                                   By:  KPCB VII Associates, L.P., its
                                   General Partner

                                   By:____________________________
                                           a General Partner

                                   Address:     2750 Sand Hill Road
                                                Menlo Park, CA 94025

                                   DAVID WHORTON


                                   _______________________________
                                   (Signature)

                                   Address:_______________________
                                           _______________________


                                   AMAZON.COM, INC.
                                   (Print name of Purchaser)

                                   By:  /s/ Jeff P. Bezos
                                        --------------------------

                                   Name:__________________________

                                   Title:_________________________

                                   Address:     1516 2nd Avenue
                                                Seattle, WA 98101


                               SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                   EXHIBITS
                                   --------

     Exhibit A -     Schedule of Purchasers

     Exhibit B -     Form of Amended and Restated Certificate of Incorporation

     Exhibit C -     Schedule of Exceptions to Representations and Warranties

     Exhibit D -     Form of Investors' Rights Agreement

     Exhibit E -     Form of Voting Agreement

     Exhibit F -     Form of Legal Opinion of Venture Law Group

                                   EXHIBIT A

                            SCHEDULE OF PURCHASERS

                             CLOSING JUNE 22, 1998


                PURCHASER NAME               TOTAL PURCHASE PRICE     SHARES
------------------------------------------   --------------------   ----------

Kleiner Perkins Caufield & Byers VIII,          $3,547,100.00/1/     4,433,875
L.P.

KPCB VIII Founders Fund, L.P.                   $  205,400.00          256,750

KPCB Life Sciences Zaibatsu Fund II, L.P.       $  197,500.00          246,875


TOTAL                                           $3,950,000.00        4,937,500


______________

/1/ $250,000 of such purchase price will be paid by cancellation of a promissory note dated April 8, 1998 issued by the Company to such purchaser.

                                   EXHIBIT A
                                   ---------

                            SCHEDULE OF PURCHASERS

                            CLOSING AUGUST 10, 1998


                PURCHASER NAME               TOTAL PURCHASE PRICE     SHARES
------------------------------------------   --------------------   ----------

Amazon.com, Inc.                                $   4,000,000/1/     5,000,000

David Whorton                                   $      50,000           62,500


TOTAL                                           $4,050,000.00        5,062,500


__________________

/1/ Being issued in consideration for the obligations of Amazon.com and Amazon.com Drugstore, Inc. ("Amazon.com Sub") set forth in the License Technology and Marketing Agreement dated August 10, 1998 among Amazon.com, Inc., Amazon.com Sub and the Company.

                                   EXHIBIT B
                                   ---------


                         FORM OF AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION


                                 (SEE TAB 17)

                                   EXHIBIT C
                                   ---------

                           SCHEDULE OF EXCEPTIONS TO
                        REPRESENTATIONS AND WARRANTIES

                                   EXHIBIT D
                                   ---------


        FORM OF FIRST AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


                                 (SEE TAB 21)

                                   EXHIBIT E
                                   ---------

                 FORM OF AMENDED AND RESTATED VOTING AGREEMENT


                                 (SEE TAB 22)

                                   EXHIBIT F
                                   ---------


                             FORM OF LEGAL OPINION
                                      OF
                               VENTURE LAW GROUP


                                 (SEE TAB 28)